CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.6%
COMMUNICATION SERVICES - 7.0%
Entertainment - 3.6%
Netflix Inc.	973,700	$217,680,372	*
Sea Ltd., ADR	608,900	37,751,800	*
Walt Disney Co.	1,564,073	175,301,302	*

Total Entertainment		430,733,474

Interactive Media & Services - 3.4%
Meta Platforms Inc., Class A Shares	2,504,098	407,992,687	*

TOTAL COMMUNICATION SERVICES		838,726,161

CONSUMER DISCRETIONARY - 15.4%
Auto Components - 1.3%
Aptiv PLC	1,682,626	157,207,747	*

Internet & Direct Marketing Retail - 9.5%
Amazon.com Inc.	8,927,980	1,131,800,025	*

Specialty Retail - 2.7%
Advance Auto Parts Inc.	1,061,156	178,953,348
Tractor Supply Co.	808,621	149,716,178

Total Specialty Retail		328,669,526

Textiles, Apparel & Luxury Goods - 1.9%
NIKE Inc., Class B Shares	2,092,400	222,735,980

TOTAL CONSUMER DISCRETIONARY		1,840,413,278

CONSUMER STAPLES - 2.4%
Beverages - 2.4%
Monster Beverage Corp.	3,171,819	281,752,682	*

FINANCIALS - 2.7%
Capital Markets - 2.7%
S&P Global Inc.	932,737	328,491,317

HEALTH CARE - 17.8%
Health Care Equipment & Supplies - 6.2%
Alcon Inc.	3,285,263	215,776,074
Dexcom Inc.	2,143,700	176,233,577	*
Intuitive Surgical Inc.	960,403	197,593,313	*
Stryker Corp.	745,100	152,894,520

Total Health Care Equipment & Supplies		742,497,484

Health Care Providers & Services - 5.0%
UnitedHealth Group Inc.	1,146,969	595,655,411

Life Sciences Tools & Services - 3.7%
Thermo Fisher Scientific Inc.	809,283	441,318,205

Pharmaceuticals - 2.9%
Zoetis Inc.	2,179,866	341,214,425

TOTAL HEALTH CARE		2,120,685,525

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2022 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
INDUSTRIALS - 9.9%
Aerospace & Defense - 2.3%
Raytheon Technologies Corp.	3,037,545	$272,619,663

Air Freight & Logistics - 2.6%
United Parcel Service Inc., Class B Shares	1,621,249	315,349,143

Electrical Equipment - 2.1%
Eaton Corp. PLC	1,810,109	247,333,294

Road & Rail - 0.4%
Uber Technologies Inc.	1,702,751	48,971,119	*

Trading Companies & Distributors - 2.5%
W.W. Grainger Inc.	536,281	297,603,778

TOTAL INDUSTRIALS		1,181,876,997

INFORMATION TECHNOLOGY - 39.4%
IT Services - 8.1%
Fidelity National Information Services Inc.	397,962	36,361,788
PayPal Holdings Inc.	2,946,188	275,291,807	*
Visa Inc., Class A Shares	3,263,524	648,494,854

Total IT Services		960,148,449

Semiconductors & Semiconductor Equipment - 5.3%
ASML Holding NV, Registered Shares	292,797	143,452,962
Intel Corp.	3,432,700	109,571,784
NVIDIA Corp.	2,540,476	383,459,447

Total Semiconductors & Semiconductor Equipment		636,484,193

Software - 21.0%
Adobe Inc.	541,076	202,059,421	*
Atlassian Corp. PLC, Class A Shares	941,613	233,199,876	*
Microsoft Corp.	3,426,962	896,047,754
Palo Alto Networks Inc.	791,278	440,591,503	*
Salesforce Inc.	1,935,891	302,231,303	*
Splunk Inc.	1,794,303	161,541,099	*
UiPath Inc., Class A Shares	2,447,653	40,263,892	*
Unity Software Inc.	1,288,200	55,031,904	*
Workday Inc., Class A Shares	1,070,880	176,224,013	*

Total Software		2,507,190,765

Technology Hardware, Storage & Peripherals - 5.0%
Apple Inc.	3,783,777	594,885,420

TOTAL INFORMATION TECHNOLOGY		4,698,708,827

MATERIALS - 1.3%
Chemicals - 1.3%
Sherwin-Williams Co.	689,500	160,032,950

REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
Equinix Inc.	306,558	201,522,033

TOTAL COMMON STOCKS (Cost - $8,105,067,354)		11,652,209,770

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth Fund 2022 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2022

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
INVESTMENTS IN UNDERLYING FUNDS - 1.0%
iShares Russell 1000 Growth ETF, iShares Trust (Cost - $126,992,119)		513,500	$120,010,085

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $8,232,059,473)			11,772,219,855

	RATE
SHORT-TERM INVESTMENTS - 1.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	1.917%	135,283,923	135,283,923
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	2.043%	33,820,980	33,820,980	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $169,104,903)			169,104,903

TOTAL INVESTMENTS - 100.0% (Cost - $8,401,164,376)			11,941,324,758
Liabilities in Excess of Other Assets - (0.0)%††			(2,535,674)

TOTAL NET ASSETS - 100.0%			$11,938,789,084

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At August 31, 2022, the total market value of investments in Affiliated Companies was $33,820,980 and the cost was $33,820,980 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts
ETF	— Exchange-Traded Fund

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2022 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks	$11,652,209,770	—	—	$11,652,209,770
Investments in Underlying Funds	120,010,085	—	—	120,010,085

Total Long-Term Investments	11,772,219,855	—	—	11,772,219,855

Short-Term Investments†	169,104,903	—	—	169,104,903

Total Investments	$11,941,324,758	—	—	$11,941,324,758

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended August 31, 2022. The following transactions were effected in such company for the period ended August 31, 2022.

	Affiliate Value at November 30, 2021	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2022
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$64,579,255	$570,873,665	570,873,665	$601,631,940	601,631,940	—	$148,505	—	$33,820,980

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